MUNIVEST
                                                              FUND II, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 2000

                             MUNIVEST FUND II, INC.

The Benefits and
Risks of
Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                          MuniVest Fund II, Inc., April 30, 2000

DEAR SHAREHOLDER

For the six-month period ended April 30, 2000, the Common Stock of MuniVest Fund II, Inc. earned $0.396 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 6.19%, based on a month-end per share net asset value of $12.82. Over the same period, the total investment return on the Fund's Common Stock was +3.66%, based on a change in per share net asset value from $12.81 to $12.82, and assuming reinvestment of $0.400 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.05%; Series B, 4.07%; and Series C, 3.75%.

The Municipal Market Environment

From October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

As the US economy remained far stronger than we anticipated in late 1999, we are adopting a more neutral portfolio structure for the Fund. We sold several interest rate-sensitive issues and replaced them with higher-couponed issues in the 15-year maturity range. Given the steepness of the tax-exempt yield curve, bonds in this maturity range can capture approximately 95% of the yield available in the entire municipal yield curve. Bonds with this structure are significantly less sensitive to interest rate changes than bonds maturing in 25 years-30 years, but still allow the Fund to maintain an attractive income dividend stream. However, reduced new bond issuance in recent months has hampered our efforts to return the Fund to a neutral stance.

For the majority of the six months ended April 30, 2000, short-term tax-exempt bond yields averaged approximately 3.75%, resulting in a significant incremental yield paid to the Common Stock shareholder. However, the combination of Federal income tax season and an ongoing Federal Reserve Board tightening cycle has pushed municipal short-term interest rates to above 4%. The steepness of the tax-exempt bond yield curve still generates a positive yield advantage from the leveraging of the Fund's Preferred Stock. However, should the spread between long-term tax-exempt interest rates and short-term tax-exempt interest rates narrow, the benefits of the leverage will decline and the yield on the Fund's Common Stock will decline. (For an explanation on the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

May 31, 2000


                                      2 & 3

                                          MuniVest Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's   Face
STATE                  Ratings   Ratings   Amount    Issue                                                                  Value
====================================================================================================================================
Alabama--1.5%            AAA       NR*    $ 7,500    Jefferson County, Alabama, Sewer Revenue Bonds, RIB,
                                                     Series 124, 5.33% due 2/01/2036 (c)(e)                                $  5,922
====================================================================================================================================
Alaska--1.0%             AAA       Aaa      3,795    Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility),
                                                     6% due 2/01/2015 (h)                                                     3,899
====================================================================================================================================
Arizona--1.4%            A1+       P1       2,700    Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                     Refunding (Arizona Public Service Company), VRDN, Series C, 5.40%
                                                     due 5/01/2029 (a)                                                        2,700
                         AAA       Aaa      2,315    Maricopa County, Arizona, Tempe Elementary Unified School District
                                                     Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                         2,729
====================================================================================================================================
California--0.6%         AAA       Aaa      2,165    California Statewide Communities Development Authority, COP,
                                                     Refunding, 6% due 8/15/2016 (h)                                          2,247
====================================================================================================================================
Colorado--3.4%           AA        Aa2      3,500    Arapahoe County, Colorado, School District Number 005, GO
                                                     (Cherry Creek), 6% due 12/15/2013                                        3,667
                         NR*       Aa2        785    Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series F,
                                                     8.625% due 6/01/2025                                                       807
                         NR*       Aa2      2,250    Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                     Senior-Series A-2, 7.50% due 4/01/2031                                   2,492
                         A         Baa1     5,940    Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                     Series C, 6.75% due 11/15/2022                                           5,967
                         AAA       VMIG1+     100    Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                     VRDN, 5.85% due 5/01/2013 (a)(b)                                           100
                         A1        NR*        300    Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                     Project), VRDN, AMT, Series B, 5.95% due 4/01/2014 (a)                     300
====================================================================================================================================
Florida--1.0%            BBB       Baa1     3,655    Escambia County, Florida, PCR (Champion International Corporation
                                                     Project), AMT, 6.90% due 8/01/2022                                       3,714
====================================================================================================================================
Georgia--2.0%                                        Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                         A         A3       6,000       (Crossover), Series W, 6.60% due 1/01/2018                            6,575
                         A         A3       1,250       Series X, 6.50% due 1/01/2020                                         1,344
====================================================================================================================================
Hawaii--0.5%             A         A        2,000    Hawaii State Department of Budget and Finance, Special Purpose
                                                     Revenue Bonds, 6.25% due 7/01/2021                                       1,936
====================================================================================================================================
Idaho--0.5%              NR*       Aaa      2,040    Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                     Series E-2, 6.90% due 1/01/2027                                          2,088
====================================================================================================================================
Illinois--15.7%          AA      Aa3      6,925      Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas),
                                                     Series A, 6.875% due 3/01/2015                                           7,252
                                                     Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                     2nd Lien (d):
                         AAA       Aaa      1,895       6% due 1/01/2013                                                      1,966
                         AAA       Aaa      1,070       6% due 1/01/2014                                                      1,105
                         AAA       Aaa      7,500    Chicago, Illinois, Water Revenue Refunding Bonds, 5.25% due
                                                     11/01/2027 (c)                                                           6,657
                         AAA       Aaa      2,385    Cook County, Illinois, Community High School District Number
                                                     219, Niles Township, GO, 6% due 12/01/2017 (c)                           2,445
                         AAA       Aaa      9,500    Cook County, Illinois, GO, Refunding, Series B,
                                                     5.375% due 11/15/2018 (d)                                                8,921
                         AAA       Aaa      1,790    Illinois Development Finance Authority Revenue Bonds
                                                     (Bradley University Project), 5.375% due 8/01/2024 (b)                   1,646
                         AA        Aa1      2,400    Illinois HDA, Residential Mortgage Revenue Bonds, AMT,
                                                     6.874% due 2/01/2018                                                     2,464
                                                     Illinois HDA, Revenue Refunding Bonds (M/F Housing):
                         A+        A1       6,900       Series A, 7.375% due 7/01/2017                                        7,203
                         A+        A1       6,500       Series 5, 6.75% due 9/01/2023                                         6,781
                         NR*       Aaa      1,250    Northern Illinois University Revenue Refunding Bonds (Auxiliary
                                                     Facilities System), 6% due 4/01/2024 (b)                                 1,256
                                                     Regional Transportation Authority, Illinois, Revenue Bonds:
                         AAA       Aaa      1,500       Series A, 7.20% due 11/01/2020 (b)                                    1,755
                         AAA       Aaa      7,000       Series A, 6.70% due 11/01/2021 (c)                                    7,725
                         AAA       Aaa      1,000       Series C, 7.10% due 6/01/2004 (c)(g)                                  1,093
                         AAA       Aaa      2,500       Series C, 7.75% due 6/01/2020 (c)                                     3,076
====================================================================================================================================
Indiana--11.8%                                       Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                     Series A:
                         AAA       NR*      2,750       6.875% due 2/01/2012                                                  2,961
                         AAA       NR*      5,750       6.75% due 2/01/2017                                                   6,186
                         AA        Aa3      2,500    Indiana Health Facility Financing Authority, Hospital Revenue
                                                     Refunding Bonds (Clarian Health Partners Inc.), Series A,
                                                     6% due 2/15/2021                                                         2,430
                         NR*       Aaa      5,545    Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                     Series A, 6.80% due 1/01/2017 (f)                                        5,655
                                                     Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                     Series A:
                         AA        Aa2      2,000       7.25% due 6/01/2015                                                   2,330
                         AA        Aa2      3,775       6.80% due 12/01/2016                                                  4,250
                                                     Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                     Revenue Refunding Bonds, Series D:
                         AA        NR*      8,750       6.75% due 2/01/2014                                                   9,733
                         AA        NR*     11,800       6.75% due 2/01/2020                                                  12,406
====================================================================================================================================
Louisiana--3.0%          NR*       A3       2,000    Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                     Facilities Revenue Refunding Bonds (Trunkline Long Company
                                                     Project), 7.75% due 8/15/2022                                            2,141
                         CC        NR*     10,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                     Company Project), 6.50% due 1/01/2017                                    9,425
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


                                      4 & 5

                                          MuniVest Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P     Moody's   Face
STATE                  Ratings   Ratings   Amount    Issue                                                                  Value
====================================================================================================================================
Maine--1.0%              AA        Aa2    $ 3,900    Maine State Housing Authority, Mortgage Purchase Revenue
                                                     Bonds, AMT, Series C-2, 6.875% due 11/15/2023                         $  4,023
====================================================================================================================================
Maryland--1.1%           A-        NR*      2,000    Maryland State Energy Financing Administration, Solid Waste
                                                     Disposal Revenue Bonds, Limited Obligation (Wheelabrator Water
                                                     Projects), AMT, 6.45% due 12/01/2016                                     2,009
                         AAA       Aaa      1,000    Maryland State Health and Higher Educational Facilities Authority
                                                     Revenue Bonds (University of Maryland Medical System), Series B,
                                                     7% due 7/01/2022 (c)                                                     1,143
                         NR*       VMIG1+   1,000    University of Maryland, University Revenue Bonds (Revolving
                                                     Equipment Loan Program), VRDN, Series B, 5% due 7/01/2015 (a)            1,000
====================================================================================================================================
Massachusetts--4.0%      AA-       Aa2      1,000    Massachusetts State College Building Authority Project, Revenue
                                                     Refunding Bonds, Senior-Series A, 7.50% due 5/01/2011                    1,180
                         AA-       Aa2      4,500    Massachusetts State Consolidated Loan, GO, Series A,
                                                     6% due 2/01/2014                                                         4,680
                         A+        A1       6,000    Massachusetts State Water Resources Authority Revenue Bonds,
                                                     Series A, 6.50% due 7/15/2019                                            6,578
                         AAA       Aaa      3,000    Massachusetts State Water Resources Authority, Revenue Refunding
                                                     Bonds, Series A, 6% due 8/01/2016 (c)                                    3,105
====================================================================================================================================
Michigan--5.6%           AA-       NR*      2,355    Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                     Series A, 6.65% due 4/01/2023                                            2,430
                                                     Michigan State, HDA Revenue Refunding Bonds:
                         AA+       NR*      3,120       AMT, Series D, 6.85% due 6/01/2026 (f)                                3,178
                         AA+       NR*        570       Series A, 6.875% due 6/01/2023                                          571
                         AA        Aa2      3,875    Michigan State Hospital Finance Authority, Revenue Refunding
                                                     Bonds (Ascension Health Credit), Series A, 6.125% due 11/15/2026         3,812
                         AAA       Aaa      2,500    Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                                     (Detroit Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)         2,618
                         A1+       VMIG1+   9,200    University of Michigan, University Hospital Revenue Refunding
                                                     Bonds, VRDN, Series A, 5.85% due 12/01/2019 (a)                          9,200
====================================================================================================================================
Minnesota--1.3%                                      Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                         AA+       Aa2      2,055       Series L, 6.70% due 7/01/2020                                         2,105
                         AA+       Aa2      3,005       Series M, 6.70% due 7/01/2026                                         3,074
====================================================================================================================================
Missouri--0.6%           AAA       NR*      2,000    Missouri State Housing Development Commission, S/F Mortgage
                                                     Revenue Bonds (Homeowner Loan), AMT, Series A, 7.50%
                                                     due 3/01/2031 (j)                                                        2,181
====================================================================================================================================
Nebraska--1.7%                                       Nebraska Investment Finance Authority, S/F Housing Revenue
                                                     Bonds, AMT (j):
                         AAA       NR*      2,235       Series C, 6.30% due 9/01/2028 (k)                                     2,232
                         AAA       NR*      4,310       Series D, 6.45% due 3/01/2028                                         4,376
====================================================================================================================================
Nevada--4.7%             AAA       Aaa      9,090    Clark County, Nevada, School District, GO, Series A,
                                                     6% due 6/15/2015 (d)                                                     9,382
                         BBB+      Baa1     5,000    Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                     Healthcare West--Saint Rose Dominican Hospital),
                                                     5.375% due 7/01/2026                                                     3,858
                         AAA       Aaa      1,155    Nevada Housing Division Revenue Bonds (S/F Program), AMT,
                                                     Senior Series E, 7% due 10/01/2019 (f)                                   1,198
                         AAA       Aaa      2,500    Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                     Pacific Power Company), AMT, 6.65% due 12/01/2017 (b)                    2,623
                         A1+       P1       1,400    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                     Pacific Power Company Project), AMT, VRDN,
                                                     6.30% due 12/01/2020 (a)                                                 1,400
====================================================================================================================================
New Jersey--2.1%         AAA       Aaa      3,435    New Jersey State Housing and Mortgage Finance Agency Revenue
                                                     Bonds, Home Buyer, AMT, Series M, 6.95% due 10/01/2022 (d)               3,595
                         AAA       Aaa      4,500    New Jersey State Transit Corporation, COP (Federal Transit
                                                     Administration Grants), Series A, 6% due 9/15/2013 (b)                   4,686
====================================================================================================================================
New York--11.4%          AAA       Aaa      1,500    Metropolitan Transportation Authority, New York, Dedicated Tax
                                                     Fund Revenue Bonds, Series A, 6% due 4/01/2030 (c)                       1,510
                         AAA       Aaa      2,500    New York City, New York, City Health and Hospital Corporation,
                                                     Revenue Refunding Bonds, Series A, 6.30% due 2/15/2003 (g)               2,629
                         NR*       Aa3      3,375    New York City, New York, City Transitional Finance Authority
                                                     Revenue Bonds, RIB, Series 283, 7.11% due 11/15/2015 (e)                 3,699
                         A-        A3       2,000    New York City, New York, GO, Refunding, Series K,
                                                     5.375% due 8/01/2021                                                     1,839
                         AAA       Aaa     12,500    New York City, New York, Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Refunding Bonds, Series A,
                                                     5.375% due 6/15/2026 (h)                                                11,506
                         A         NR*      1,625    New York State Dormitory Authority, Lease Revenue Bonds (State
                                                     University Dormitory Facilities), Series A, 6% due 7/01/2014             1,673
                                                     New York State Dormitory Authority, Revenue Refunding Bonds:
                         BBB+      Baa1     4,500       (Mount Sinai Health), Series A, 6.75% due 7/01/2020                   4,588
                         AAA       NR*      7,000       RIB, Series 305, 6.61% due 5/15/2015 (d)(e)                           7,583
                         AAA       Aaa      5,000    New York State Energy Research and Development Authority,
                                                     Gas Facilities Revenue Bonds (Brooklyn Union Gas Company
                                                     Project), Series A, 5.50% due 1/01/2021 (d)                              4,780
                         AAA       Aaa      4,405    New York State Thruway Authority, Highway and Bridge Trust
                                                     Fund Revenue Bonds, Series A, 6% due 4/01/2013 (h)                       4,618
====================================================================================================================================
North Carolina--1.2%     AAA       Aaa      4,435    North Carolina State, GO, 5% due 6/01/2003                               4,459
                         A1+       NR*        100    Raleigh-Durham, North Carolina, Airport Authority, Special
                                                     Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                                     Series A, 6.10% due 11/01/2005 (a)                                         100
====================================================================================================================================
Ohio--0.4%               NR*       Aaa      1,700    Aurora, Ohio, City School District, COP, 6.15% due 12/01/2024 (d)        1,729
====================================================================================================================================
Pennsylvania--2.5%       AAA       Aaa      3,400    Allegheny County, Pennsylvania, Port Authority, Special
                                                     Transportation Revenue Bonds, 6% due 3/01/2024 (d)                       3,430
                         AAA       Aaa      4,000    Delaware River Port Authority of Pennsylvania and New Jersey
                                                     Revenue Bonds, 6% due 1/01/2018 (h)                                      4,100
                         AAA       Aaa      2,040    Pennsylvania State Higher Education Assistance Agency Revenue
                                                     Bonds, 6.125% due 12/15/2015 (d)                                         2,126
====================================================================================================================================
South Carolina--2.5%     BBB+      Baa1     3,000    Richland County, South Carolina, Solid Waste Disposal Facilities
                                                     Revenue Bonds (Union Camp Corporation Project), AMT, Series B,
                                                     7.125% due 9/01/2021                                                     3,080
                         NR*       Aa2        740    South Carolina Housing Finance and Development Authority,
                                                     Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                 753
                         AAA       Aaa      5,750    South Carolina State Public Service Authority Revenue Bonds
                                                     (Santee Cooper), Series D, 6.625% due 7/01/2002 (g)                      6,066
====================================================================================================================================


                                      6 & 7

                                          MuniVest Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P     Moody's   Face
STATE                  Ratings   Ratings   Amount    Issue                                                                  Value
====================================================================================================================================
Tennessee--2.6%          AAA       Aaa    $10,500    Metropolitan Government of Nashville and Davidson County,
                                                     Tennessee, Health and Education Facilities Board, Revenue
                                                     Refunding Bonds (Ascension Health Credit), Series A,
                                                     5.875% due 11/15/2028 (b)                                             $ 10,267
====================================================================================================================================
Texas--5.0%              AAA       Aaa      2,400    Austin, Texas, Airport System Revenue Bonds, Prior Lien,
                                                     Series A, AMT, 6.125% due 11/15/2025 (d)                                 2,398
                         AAA       Aaa      2,290    Austin, Texas, Revenue Refunding Bonds, Sub-Lien, Series A,
                                                     4.62%** due 5/15/2013 (d)                                                1,085
                         AA-       Aa3      2,500    Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                                     Waste Disposal Facility Revenue Bonds (E. I. du Pont de Nemours
                                                     and Company Project), AMT, 6.40% due 4/01/2026                           2,547
                                                     Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds (Memorial Hospital System Project),
                                                     Series A (g):
                         NR*       NR*      1,500       6.60% due 6/01/2004                                                   1,604
                         NR*       NR*      1,500       6.625% due 6/01/2004                                                  1,606
                         NR*       Aa3      5,000    Harris County, Texas, Health Facilities Development Corporation,
                                                     Revenue Refunding Bonds, RITR, Series 6, 5.895% due 12/01/2027(e)(i)     4,897
                         AAA       Aaa      2,425    Jefferson County, Texas, GO, 6.25% due 8/01/2015 (h)                     2,554
                         AAA       Aaa      2,735    Ysleta, Texas, Independent School District Public Facility
                                                     Corporation, School Facility Lease Revenue Bonds,
                                                     6% due 11/15/2014 (b)                                                    2,829
====================================================================================================================================
Virginia--1.9%           BBB+      Baa1     3,115    Isle of Wight County, Virginia, IDA, Solid Waste Disposal
                                                     Facilities Revenue Bonds (Union Camp Corporation Project),
                                                     AMT, 6.55% due 4/01/2024                                                 3,111
                         BBB-      Baa3     5,000    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                     Senior-Series A, 5.50% due 8/15/2028                                     4,097
====================================================================================================================================
Washington--6.7%         AAA       Aaa      2,425    Chelan County, Washington, Public Utility District Number 001,
                                                     Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT,
                                                     Series D, 6.35% due 7/01/2028 (d)                                        2,469
                         AAA       Aaa      3,245    Douglas County, Washington, Public Utility District Number 001,
                                                     Wells Hydroelectric Revenue Bonds, Series B, 6% due 9/01/2029 (d)        3,258
                         AAA       Aaa      1,540    Seattle, Washington, Water System Revenue Bonds, Series B,
                                                     6% due 7/01/2029 (c)                                                     1,546
                         AAA       Aaa      5,000    Washington State, GO, Trust Receipts, Class R, Series 6,
                                                     6.70% due 1/01/2014 (h)                                                  5,381
                                                     Washington State Public Power Supply System, Revenue Refunding
                                                     Bonds, Series B:
                         AAA       Aa1      4,950       (Nuclear Project No. 1), 7.25% due 7/01/2009                          5,472
                         AA-       Aa1      5,000       (Nuclear Project No. 1), 7.125% due 7/01/2016                         5,721
                         AAA       Aaa      1,900       (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                     2,183
====================================================================================================================================
Wisconsin--0.3%          AA        Aa2      1,240    Wisconsin Housing and Economic Development Authority, Home
                                                     Ownership Revenue Refunding Bonds, AMT, Series D, 6.65% due 7/01/2025    1,252
====================================================================================================================================
Wyoming--2.2%            BBB-      Baa2     5,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                     (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024                  5,007
                         AA        Aa2      1,500    Wyoming Community Development Authority Revenue Bonds,
                                                     S/F Mortgage, AMT, Series H, 7.10% due 6/01/2012 (f)                     1,562
                         AA        Aa2      1,965    Wyoming Community Development Authority, Revenue Refunding Bonds,
                                                     S/F Mortgage, Series B, 6.70% due 6/01/2017                              1,982
====================================================================================================================================
                         Total Investments (Cost--$390,561)--101.2%                                                         394,682
                         Liabilities in Excess of Other Assets--(1.2%)                                                       (4,547)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $390,135
                                                                                                                           ========
====================================================================================================================================


(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(f) FHA Insured.
(g) Prerefunded.
(h) FSA Insured.
(i) Escrowed to maturity.
(j) FNMA/GNMA Collateralized.
(k) FHLMC Collateralized.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  + Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................    51.4%
AA/Aa ...............................................................    24.4
A/A .................................................................    11.3
BBB/Baa .............................................................     7.1
CC/Ca ...............................................................     2.4
NR (Not Rated) ......................................................     0.8
Other+ ..............................................................     3.8
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                      8 & 9

                                          MuniVest Fund II, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of April 30, 2000
====================================================================================================================================
Assets:       Investments, at value (identified cost--$390,561,112) ...................................                 $394,682,323
              Cash ....................................................................................                       61,173
              Receivables:
                Interest ..............................................................................  $  7,013,942
                Securities sold .......................................................................        20,719      7,034,661
                                                                                                         ------------
              Prepaid expenses and other assets .......................................................                       11,054
                                                                                                                        ------------
              Total assets ............................................................................                  401,789,211
                                                                                                                        ------------
====================================================================================================================================
Liabilities:  Payables:
                Securities purchased ..................................................................    11,191,122
                Dividends to shareholders .............................................................       227,720
                Investment adviser ....................................................................       150,790     11,569,632
                                                                                                         ------------
              Accrued expenses and other liabilities ..................................................                       84,868
                                                                                                                        ------------
              Total liabilities .......................................................................                   11,654,500
                                                                                                                        ------------
====================================================================================================================================
Net Assets:   Net assets ..............................................................................                 $390,134,711
                                                                                                                        ============
====================================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                Preferred Stock, par value $.05 per share (5,400
                shares of AMPS* issued and outstanding at $25,000
                per share liquidation preference) .....................................................                 $135,000,000
                Common Stock, par value $.10 per share (19,907,055
                shares issued and outstanding)                                                           $  1,990,705
              Paid-in capital in excess of par ........................................................   277,543,484
              Undistributed investment income--net ....................................................     2,596,802
              Accumulated realized capital losses on investments--net .................................   (31,117,491)
              Unrealized appreciation on investments--net .............................................     4,121,211
                                                                                                         ------------
              Total--Equivalent to $12.82 net asset value per share of Common Stock
                (market price--$11.0625) ..............................................................                  255,134,711
                                                                                                                        ------------
              Total capital ...........................................................................                 $390,134,711
                                                                                                                        ============
====================================================================================================================================

* Auction Market Preferred Stock.

  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Six Months Ended April 30, 2000
====================================================================================================================================
Investment       Interest and amortization of premium and discount earned .............................                $ 11,618,560
Income:
====================================================================================================================================
Expenses         Investment advisory fees .............................................................  $967,533
                 Commission fees ......................................................................   167,928
                 Accounting services ..................................................................    52,756
                 Transfer agent fees ..................................................................    42,416
                 Professional fees ....................................................................    39,146
                 Printing and shareholder reports .....................................................    28,827
                 Listing fees .........................................................................    13,912
                 Custodian fees .......................................................................    13,704
                 Directors' fees and expenses .........................................................     9,850
                 Pricing fees .........................................................................     7,901
                 Other ................................................................................    15,779
                                                                                                         --------
                 Total expenses .......................................................................                   1,359,752
                                                                                                                       ------------
                 Investment income--net ...............................................................                  10,258,808
                                                                                                                       ------------
====================================================================================================================================
Realized &       Realized loss on investments--net ....................................................                  (8,034,974)
Unrealized Gain  Change in unrealized appreciation/depreciation on investments--net ...................                   8,563,542
(Loss) on                                                                                                              ------------
Investments      Net Increase in Net Assets Resulting from Operations .................................                $ 10,787,376
Net:                                                                                                                   ============
====================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six        For the
                                                                                                     Months Ended      Year Ended
                                                                                                       April 30,       October 31,
               Increase (Decrease) in Net Assets:                                                        2000             1999
====================================================================================================================================
Operations:    Investment income--net .........................................................      $  10,258,808    $  20,843,405
               Realized loss on investments--net ..............................................         (8,034,974)      (7,450,489)
               Change in unrealized appreciation/depreciation on investments--net .............          8,563,542      (33,277,841)
                                                                                                     -------------    -------------
               Net increase (decrease) in net assets resulting from operations ................         10,787,376      (19,884,925)
                                                                                                     -------------    -------------
====================================================================================================================================
Dividends to   Investment income--net:
Shareholders:    Common Stock .................................................................         (7,962,822)     (16,419,996)
                 Preferred Stock ..............................................................         (2,665,188)      (4,340,484)
                                                                                                     -------------    -------------
               Net decrease in net assets resulting from dividends to shareholders ............        (10,628,010)     (20,760,480)
                                                                                                     -------------    -------------
====================================================================================================================================
Net Assets:    Total increase (decrease) in net assets ........................................            159,366      (40,645,405)
               Beginning of period ............................................................        389,975,345      430,620,750
                                                                                                     -------------    -------------
               End of period* .................................................................      $ 390,134,711    $ 389,975,345
                                                                                                     =============    =============
====================================================================================================================================
              *Undistributed investment income--net ...........................................      $   2,596,802    $   2,966,004
                                                                                                     =============    =============
====================================================================================================================================

See Notes to Financial Statements.


                                     10 & 11

                                          MuniVest Fund II, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                               For the
                                                                                Six
                                                                               Months
                                                                                Ended           For the Year Ended October 31,
                                                                               April 30,    ----------------------------------------
                  Increase (Decrease) in Net Asset Value:                        2000         1999       1998      1997      1996
====================================================================================================================================
Per Share         Net asset value, beginning of period ....................... $  12.81     $  14.85   $  14.59  $  14.12  $  13.93
Operating                                                                      --------     --------   --------  --------  --------
Performance:      Investment income--net .....................................      .51         1.05       1.08      1.13      1.10
                  Realized and unrealized gain (loss) on investments--net ....      .03        (2.05)       .26       .46       .18
                                                                               --------     --------   --------  --------  --------
                  Total from investment operations ...........................      .54        (1.00)      1.34      1.59      1.28
                                                                               --------     --------   --------  --------  --------
                  Less dividends to Common Stock shareholders from
                    investment income--net ...................................     (.40)        (.82)      (.84)     (.88)     (.85)
                                                                               --------     --------   --------  --------  --------
                  Effect of Preferred Stock activity:
                    Dividends to Preferred Stock shareholders from
                    investment income--net ...................................     (.13)        (.22)      (.24)     (.24)     (.24)
                                                                               --------     --------   --------  --------  --------
                  Net asset value, end of period ............................. $  12.82     $  12.81   $  14.85  $  14.59  $  14.12
                                                                               ========     ========   ========  ========  ========
                  Market price per share, end of period ...................... $11.0625     $  11.75   $14.4375  $ 13.875  $ 12.625
                                                                               ========     ========   ========  ========  ========
====================================================================================================================================
Total Investment  Based on market price per share ............................    (2.48%)++   (13.49%)    10.37%    17.32%    11.43%
Return:**                                                                      ========     ========   ========  ========  ========
                  Based on net asset value per share .........................     3.66%++     (8.31%)     7.96%    10.31%     8.47%
                                                                               ========     ========   ========  ========  ========
====================================================================================================================================
Ratios Based on   Total expenses*** ..........................................     1.07%*       1.01%       .96%     1.00%     1.01%
Average Net                                                                    ========     ========   ========  ========  ========
Assets of         Total investment income--net*** ............................     8.10%*       7.36%      7.32%     7.78%     7.93%
Common Stock:                                                                  ========     ========   ========  ========  ========
                  Amount of dividends to Preferred Stock shareholders ........     2.10%*       1.53%      1.61%     1.64%     1.73%
                                                                               ========     ========   ========  ========  ========
                  Investment income--net, to Common Stock shareholders .......     6.00%*       5.83%      5.71%     6.14%     6.20%
                                                                               ========     ========   ========  ========  ========
====================================================================================================================================
Ratios Based on   Total expenses .............................................      .70%*        .68%       .66%      .68%      .68%
Total Average                                                                  ========     ========   ========  ========  ========
Net Asstes:***+   Total investment income--net ...............................     5.29%*       4.99%      5.06%     5.30%     5.30%
                                                                               ========     ========   ========  ========  ========
====================================================================================================================================
Ratios Based on   Dividends to Preferred Stock shareholders ..................     3.96%*       3.22%      3.52%     3.50%     3.55%
Average Net                                                                    ========     ========   ========  ========  ========
Assets of
Preferred Stock:
====================================================================================================================================
Supplemental      Net assets, net of Preferred Stock, end of period
Data:               (in thousands) ........................................... $255,135     $254,975   $295,621  $290,345  $281,036
                                                                               ========     ========   ========  ========  ========
                  Preferred Stock outstanding, end of period (in thousands) .. $135,000     $135,000   $135,000  $135,000  $135,000
                                                                               ========     ========   ========  ========  ========
                  Portfolio turnover .........................................    64.60%      114.06%    140.55%    57.80%    46.58%
                                                                               ========     ========   ========  ========  ========
====================================================================================================================================
Leverage:         Asset coverage per $1,000 .................................. $  2,890     $  2,889   $  3,190  $  3,151  $  3,082
                                                                               ========     ========   ========  ========  ========
====================================================================================================================================
Dividends         Series A--Investment income--net ........................... $    505     $    816   $    897  $    880  $    898
Per Share on                                                                   ========     ========   ========  ========  ========
Preferred Stock   Series B--Investment income--net ........................... $    507     $    810   $    875  $    872  $    879
Outstanding:                                                                   ========     ========   ========  ========  ========
                  Series C--Investment income--net ........................... $    468     $    786   $    869  $    869  $    886
                                                                               ========     ========   ========  ========  ========
====================================================================================================================================

  * Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Includes Common and Preferred Stock average net assets.
 ++ Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as


                                     12 & 13

                                          MuniVest Fund II, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $247,690,170 and $241,743,852, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized gains as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                                   Losses               Gains
--------------------------------------------------------------------------------
Long-term investments .................         $(8,034,974)         $ 4,121,211
                                                -----------          -----------
Total .................................         $(8,034,974)         $ 4,121,211
                                                ===========          ===========
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $4,121,211, of which $10,416,080 related to appreciated securities and $6,294,869 related to depreciated securities. The aggregate cost of investments April 30, 2000 for Federal income tax purposes was $390,561,112.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2000 and during the year ended October 31, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.10%; Series B, 3.92%; and Series C, 4.20%.

Shares issued and outstanding during the six months ended April 30, 2000 and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $71,828 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $20,453,000, of which $9,489,000 expires in 2003 and $10,964,000 expires in 2007. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065000 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                     14 & 15

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16807--4/00

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